Exhibit 10.1

October 20, 2017

Net Element, Inc.

363 NE 163rd Street, Suite 705

North Miami Beach, FL 33160

Gentlemen:

This letter agreement (this "Agreement"), dated October 20, 2017, by and between Star Equities, LLC, a Florida limited liability company (“Star”), and Net Element, Inc., a Delaware corporation (the "Company"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in that certain promissory note issued on March 1, 2017 by the Company to Start Equities LLC in the aggregate principal amount of $348,083.32 (the “Promissory Note”). Copy of the Promissory Note is attached hereto as Exhibit A.

In consideration of the premises and the agreements in this Agreement and for other consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Company and Star hereby agrees, as follows:

1.       Effective October 20, 2017, the entire outstanding amount (including the principal amount of $348,083.32 and accrued and unpaid interest) under the Promissory Note in the aggregate amount of $348,083.32 is hereby exchanged into the number of restricted shares of Common Stock of the Company based on such shares’ Consolidated Closing Bid Price on the Principal Market on the date of this Agreement (each, a “Share” and, collectively, the “Shares”). In connection with the issuance of the Shares and as a condition to the issuance of the Shares, Star hereby provides to the Company the investment representations and warranties set forth in Section 5 below and the Accredited Investor Questionnaire in the form attached hereto as as Exhibit B.

“Principal Market” means the Nasdaq Capital Market; provided however, that in the event the Shares are ever listed or traded on the New York Stock Exchange, the NYSE MKT, the Nasdaq Global Select Market, the Nasdaq Global Market, the OTC Bulletin Board or either of the OTCQB marketplace or the OTCQX marketplace of the OTC Markets Group, then the “Principal Market” shall mean such other market or exchange on which the Shares are then listed or traded.

2.       Notwithstanding anything in this Agreement to the contrary, the total number of Shares that may be issued under this Agreement shall be limited to such number of shares of common stock of the Company that equals 19.99% of the Company’s outstanding shares of common stock as of the date of this Agreement (the “Exchange Cap”), unless the Company’s stockholder approval is obtained to issue more than such 19.99%. The Exchange Cap shall be appropriately adjusted for any stock dividend, stock split, reverse stock split or similar transaction. The foregoing limitation shall not apply if such stockholder approval has not been obtained and at any time the Exchange Cap is reached and at all times thereafter the average price paid for all Shares issued under this Agreement is equal to or greater than a price equal to the Consolidated Closing Bid Price on the date of this Agreement (the “Minimum Price”) (in such circumstance, for purposes of the Principal Market, the transaction contemplated hereby would not be “below market” and the Exchange Cap would not apply). Notwithstanding the foregoing, the Company shall not be required or permitted to issue any shares of the Company’s common stock under this Agreement if such issuance would violate the rules or regulations of the Principal Market.

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3.       Upon such exchange, the Promissory Note will be deemed cancelled, all of the Company's obligations under the Promissory Note will be deemed satisfied in full and in all respects and all rights of Star under the Promissory Note will terminate.

4.       Each of the Company and Star acknowledges and agrees that the offer and issuance by the Company of the Common Shares in conformity with this Agreement constitute transactions exempt from registration under the Securities Act pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”).

5.       As a condition to the issuance of the Shares, Star hereby represents and warrants to the Company as follows:

a)	Star acknowledges that the issuance and transfer to it of the Shares has not been reviewed by the SEC or any state securities regulatory authority because such transaction is intended to be exempt from the registration requirements of the Securities Act, and applicable state securities laws. Star understands that the Company is relying upon the truth and accuracy of, and Star’s compliance with, the representations, warranties, acknowledgments and understandings of Star set forth in this Agreement in order to determine the availability of such exemptions and the eligibility of Star to acquire the Shares.

b)	Star represents that the Shares are being acquired by Star for its own account, for investment purposes only and not with a view to or for distribution or resale to others in contravention of the registration requirements of the Securities Act or applicable state securities laws. Star agrees that it will not sell or otherwise transfer any of the Shares unless such transfer or resale is registered under the Securities Act and applicable state securities laws or unless exemptions from such registration requirements are available.

c)	Star is an “accredited investor” as defined in Rule 501(a) under the Securities Act and has such knowledge and experience in financial and business matters that renders Star capable of understanding and evaluating the merits and risks of an equity investment in the Shares and is financially capable of bearing the risk of its investment. Star agrees to furnish any additional information requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the purchase and sale of the Shares. Star acknowledges that Star has completed the Accredited Investor Questionnaire (attached hereto) and that the information contained therein is complete and accurate as of the date thereof and is hereby affirmed as of the date hereof. Any information that has been furnished or that will be furnished by Star to evidence its status as an accredited investor is accurate and complete, and does not contain any misrepresentation or material omission

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d)	Star recognizes that its acquisition of the Shares involves a high degree of risk in that: (a) an investment in the Shares is highly speculative and Star can afford the loss of their entire investment should consider investing in securities of the Company; (b) transferability of the Shares is limited; (c) the Company has experienced recurring losses and it must raise substantial additional capital in order to continue operating its business; (d) subsequent equity financings will dilute the ownership and voting interests of Star and equity securities issued by the Company to other persons or entities may have rights, preferences or privileges senior to the rights of Star; (e) any debt financing that may be obtained by the Company must be repaid regardless of whether the Company generates revenues or cash flows from operations and may be secured by substantially all of the Company’s assets; (f) there is absolutely no assurance that any type of financing on terms acceptable to the Company will be available to the Company or otherwise obtained by the Company; and (g) if the Company is unable to obtain additional financing or is unable to obtain additional financing on terms acceptable to it, then the Company may be unable to implement its business plans or take advantage of business opportunities, which could have a material adverse effect on the Company’s business prospects, financial condition and results of operations and may ultimately require the Company to suspend or cease operations. Star acknowledges that he has prior investment experience and that he recognizes and fully understands the highly speculative nature of Star’s investment in the Company pursuant to its acquisition of the Shares. Star acknowledges that he, either alone or together with his professional advisors, has the capacity to protect his own interests in connection with this transaction.

e)	Star acknowledges that he has carefully reviewed this Agreement and the Company’s filings with the SEC, which are available on the Internet at www.sec.gov, all of which documents and filings Star acknowledges have been made available to him. Star has been given the opportunity to ask questions of, and receive answers from, the Company concerning this Agreement, the issuance to him of the Shares, and the Company’s business, operations, financial condition and prospects, and Star has been given the opportunity to obtain such additional information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of same as Star reasonably desires in order to evaluate its investment in the Company pursuant its acquisition of the Shares. Star fully understands all of such documents and filings and has had the opportunity to discuss any questions regarding any of such documents or filings with its legal counsel and tax, investment and other advisors. Notwithstanding the foregoing, Star acknowledges and agrees that the only information upon which it has relied upon in executing this letter agreement is the information set forth in this Agreement and the Company’s filings with the SEC. Star acknowledges that he has received no representations or warranties from the Company, its employees, agents or attorneys in making this investment decision. Star acknowledges that he does not desire to receive any further information from the Company or any other person or entity in order to make a fully informed decision of whether or not to execute this letter agreement and accept the Shares.

f)	Star acknowledges that the issuance to him of the Shares may involve tax consequences to Star. Star acknowledges and understands that he must retain his own professional advisors to evaluate the tax and other consequences of his receipt of the Shares.

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g)	Star understands and acknowledges that the Company is under no obligation to register the resale of the Shares under the Securities Act or any state securities laws. Star agrees that the Company may, if it desires, permit the transfer of the Shares out of Star’s name only when Star’s request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that the proposed transfer satisfies an applicable exemption from registration requirements under the Securities Act and applicable state securities laws.

h)	Star understands that the certificate(s) representing the Shares shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the Shares):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR (B) AN OPINION OF COUNSEL, IN A REASONABLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS, OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

i)	The legend set forth above will be removed, and the Company will issue a certificate without such legend to the holder of the Shares upon which it is stamped, only if (a) such Shares are being sold pursuant to an effective registration statement under the Securities Act, (b) such holder delivers to the Company and the Company’s transfer agent an opinion of counsel, in a reasonably acceptable form to the Company and the Company’s transfer agent, that the disposition of the Shares is being made pursuant to an exemption from federal and state registration requirements, or (c) such holder delivers to the Company and the Company’s transfer agent an opinion of counsel, in a reasonably acceptable form to the Company and the Company’s transfer agent, that a disposition of the Shares may be made pursuant to Rule 144 under the Securities Act without any restriction as to the number of shares acquired as of a particular date that can then be immediately sold.

j)	Star acknowledges that he has a preexisting personal or business relationship with the Company or one or more of its officers, directors or controlling persons.

k)	Star represents and warrants that he was not induced to invest in the Company (pursuant to the issuance to it of the Shares) by any form of general solicitation or general advertising, including, but not limited to, the following: (a) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media (including via the Internet) or broadcast over the news or radio; and (b) any seminar or meeting whose attendees were invited by any general solicitation or advertising.

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l)	Star current address is on file with the Company.

6.       This Agreement shall be considered to have been negotiated, executed and delivered, and to be wholly performed in the State of Florida, and the rights and obligations of the Parties to the Amendment Agreement shall be construed and enforced in accordance with, and governed by, the internal, substantive laws of the State of Florida without giving effect to that State's choice of law principles. This Agreement contains the entire agreement among the parties hereto and shall not be modified in any way except in writing executed by the party to be bound thereby.

7.       This Agreement binds and inures to the benefit of the Parties and their respective past and present agents, employees, attorneys, representatives, officers, directors, shareholders, successors, assigns, transferees, insurers and sureties, and all of their subsidiaries, parents, predecessors, successors and affiliated companies.

8.       If any provision or provisions contained in this Agreement shall contravene or be invalid under any applicable law, such contravention or invalidity shall not invalidate the whole Agreement, but the Agreement shall be construed as not containing the particular provision or provisions held to be invalid, and the rights and obligations of the parties hereto shall be construed and enforced accordingly. This Agreement may be executed in counterparts, and each counterpart shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned, all counterparts when taken together shall constitute the entire Agreement.

9.       Any amendments or modifications hereto must be executed in writing by all parties.

10.       Each party hereto shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement.

(Signature Pages Follow)

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Very truly yours,

STAR Equities LLC

By:	/s/ Oleg Firer
Name: Oleg Firer
Title: Managing Member

Acknowledged and Agreed on this 20th day of October, 2017

Net Element, Inc.

By:	/s/ Jonathan New
Name: Jonathan New
Title: CFO

[Signature Page to Letter Agreement]

Exhibit A

Promissory Note

U.S. $348,083.32

FOR VALUE RECEIVED, Net Element, Inc., a Delaware corporation with its principal place of business at 3363 NE 163rd Street, Suite 705, North Miami Beach, FL 33160 ("Maker"), unconditionally promises to pay to Star Equities LLC (together with its successors and assigns, "Payee"), having a place of business at 3265 NE 167th Street, North Miami Beach, FL 33160 or at such other place as the holder of this Promissory Note ("Note") may hereafter direct in writing, the principal sum of Three Hundred Forty-eight Thousand Eighty-three and 32/100 Dollars ($348,083.32).

From and after the date of this Note until the earlier of (a) October 1, 2018 or (b) that date on which Maker has repaid all amounts owing hereunder (the “Maturity Date”), the principal balance of this Note outstanding from time to time shall bear interest at the rate of Twelve percent (12%) per annum and thereafter at the lesser of (i) the highest rate permitted by applicable law or (ii) One hundred fifty dollars ($150.00) per day until paid in full (together with all costs of collection including reasonable attorney fees and expenses). Subject to no event of default, payments on the Note shall be made by Maker as follows: From the date of this Note to and until September 30, 2018 Maker shall make eighteen (18) payments of interest only in the amount of Three Thousand Four Hundred Eighty-one and 00/100 Dollars ($3,481.00), followed by one (1) payment on the Maturity Date in the amount of all outstanding principal and interest. Payments due hereunder shall commence and be due and payable on or before April 1, 2017, and continue thereafter on a monthly basis on the 1st day of each month for the succeeding seventeen (17) months. Any monies received other than on the date a payment first becomes due shall, if received prior thereto, be applied on the date the next payment falls due.

In the event that Maker has a Liquidity Event, defined hereafter, at any time that there remains a balance due to Payee pursuant to this Note, then all outstanding principal and interest due to Maker shall form part of the Liquidity Event and the Maturity Date hereof shall be accelerated to coincide with the closing date of the Liquidity Event. A Liquidity Event shall mean a capital raise by Maker that is not in the ordinary course of Maker’s business and that results in funding to Maker in excess of $5 Million.

In the event any of the payments required to be made under this Note are not received by or on behalf of Payee in full within ten (10) days after the due date thereof, and the same subsequently is received and accepted by or on behalf of Payee, Maker shall pay on demand a late charge in the amount of five percent (5%) of the amount of the delinquent payment.

In the event that a payment required hereunder is not received by or on behalf of Payee within thirty (30) days after the due date thereof, Maker shall be in default hereunder and the entire unpaid balance of principal and interest of this Note shall become due and payable immediately, without notice or demand, at the election of the Payee, provided that the Payee shall endeavor (but is not required) to provide notice to Maker of any such acceleration. Maker waives demand, presentment for payment, protest, notice of protest and notice of nonpayment or dishonor of this Note. Maker shall have the right to prepay this note in full or in part at any time upon providing prior written notice to the Payee.

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All amounts payable under this Note shall be payable with all collection costs and attorneys' fees. This Note shall be governed by, and construed in accordance with, the laws of the State of FLORIDA without regard to principles of conflicts of laws. TO THE FULLEST EXTENT PERMITTED BY LAW, DEBTOR, AFTER CONSULTING WITH COUNSEL OR HAVING HAD THE OPPORTUNITY TO DO SO, HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN CONNECTION WITH THIS NOTE.

Net Element, Inc.

By:	/s/ Steven Wolberg

Name:	Steven Wolberg

Title:	Chief Legal Officer

Date:	March 1, 2017

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Exhibit B

ACCREDITED INVESTOR QUESTIONNAIRE

Ladies and Gentlemen:

The information contained herein is being furnished to Net Element, Inc. (the “Company”) by the undersigned to establish whether or not the undersigned is an “Accredited Investor” under Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended. The determination of whether or not the undersigned is an accredited investor is necessary to allow the Company to determine whether or not it may engage in certain future transactions with third parties. Your answers will be relied upon by the Company.

THE UNDERSIGNED UNDERSTANDS AND AGREES THAT, ALTHOUGH THIS QUESTIONNAIRE WILL BE KEPT STRICTLY CONFIDENTIAL, THE COMPANY MAY PRESENT THIS QUESTIONNAIRE TO SUCH PARTIES AS IT DEEMS ADVISABLE IF CALLED UPON TO ESTABLISH THE AVAILABILITY UNDER ANY FEDERAL OR STATE SECURITIES LAWS OF AN EXEMPTION FROM REGISTRATION.

This Accredited Investor Questionnaire does not constitute an offer of securities by the Company, but is merely a request for information.

Please complete, sign, date and return one copy of this Accredited Investor Questionnaire to the Company:

1.	General Information

	(a)	The undersigned is:

( )	An individual*
( )	A corporation
( )	A partnership or limited liability company
( )	A trust
( )	Other

*If held as joint tenants with right of survivorship, community property, or tenants in common, signatures of all parties are required. Each Co-Holder (other than a spouse) must complete and sign a separate Accredited Investor Questionnaire.

(b)	LEGAL NAME(S) OF PROSPECTIVE INVESTOR(S):

Star Equities LLC

Social Security or Employer Identification Number of each Prospective Investor:

Country of Principal Residence: USA

Address

(No P.O. Boxes please)

City: _________________________ State: ________________________ Zip Code: ___________ Country: _____________

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2.             Representations as to Accredited Investor Status.

The undersigned certifies that the undersigned is an “Accredited Investor” for one or more of the following reasons (check one):

☐	(i) The undersigned is a natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of purchase exceeds US $1,000,000. For purposes of this item 2(i), “net worth” means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person's primary home) over total liabilities. Total liabilities excludes any mortgage on the primary home in an amount of up to the home's estimated fair market value as long as the mortgage was incurred more than 60 days before the securities are purchased, but includes (i) any mortgage amount in excess of the home's fair market value and (ii) any mortgage amount that was borrowed during the 60-day period before the closing date for the sale of securities for the purpose of investing in the securities;

☐	(ii) The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of US $200,000 in each of the two most recent years, or joint income with their spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

☐	(iii) The undersigned is a director or executive officer of the Company which is issuing and selling the securities;

☐	(iv) The undersigned is a corporation, partnership, Massachusetts business trust, or an organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the securities and with total assets in excess of US $5,000,000;

☐	(v) The undersigned is a trust with total assets in excess of US $5,000,000, not formed for the specific purpose of acquiring the securities, where the purchase is directed by a “sophisticated person” as defined in Regulation 506(b)(2)(ii);

☐	(vi) The undersigned is a bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (“Securities Act”), or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or a fiduciary capacity;

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☐	(vii) The undersigned is a broker or dealer registered under Section 15 of the Securities Exchange Act of 1934, as amended;

☐	(viii) The undersigned is an insurance company, as defined in Section 2(13) of the Securities Act;

☐	(ix) The undersigned is an investment company registered under the Investment Company Act of 1940 or a business development company, as defined in Section 2(a)(48) of that act;

☐	(x) The undersigned is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

☐	(xi) The undersigned is a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if the plan has total assets in excess of US $5 million;

☐	(xii) The undersigned is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is being made by a plan fiduciary, as defined in Section 3(21) of such act, and the plan fiduciary is either a bank, an insurance company, or a registered investment adviser, or if the employee benefit plan has total assets in excess of US $5 million;

☐	(xiii) The undersigned is a private business development company, as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

☐	(xiv) The undersigned is an entity all the equity owners of which are “accredited investors” within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Questionnaire;

(describe entity)

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The information contained herein is complete and accurate to the best of the undersigned’s information and belief, and the undersigned will notify the Company promptly of any change in any of such information. The undersigned realizes and understands that, but for the truth of the information contained herein, the undersigned would not receive consideration by the Company pertaining to a potential investment.

EXECUTED this 20th day of October, 2017.

/s/ Oleg Firer
(Signature of Prospective Investor)

Oleg Firer
(Name: Printed or Typed)

Managing Member of Star Equities LLC
(Title, if applicable)

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